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                      METROPOLITAN LIFE INSURANCE COMPANY
                          PARAGON SEPARATE ACCOUNT B

              GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES

                      SUPPLEMENT DATED NOVEMBER 26, 2007
                                    TO THE
               PROSPECTUS DATED APRIL 30, 2007, AS SUPPLEMENTED

This supplement updates certain information in the prospectus for the above group variable universal life insurance policies, as periodically supplemented. You should read and retain this supplement.

The following sentence is added to the section entitled "Charges and Deductions--Transaction Charges--Premium Tax Charge":

In some Group Contracts or other employer-sponsored programs, the premium tax charge will not be charged as an explicit charge but will be included in the Cost of Insurance Charge.